Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Annual Report of TNR Technical, Inc. (the “registrant”) on Form 10-KSB for the year ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Wayne Thaw, Chief Executive Officer and Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

September 27, 2007

/s/	Wayne Thaw
Wayne Thaw
Chief Executive Officer and Chief Financial Officer